UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Planet Fitness, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to be held on April 29, 2019, for Planet Fitness, Inc.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/PLNT. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before April 19, 2019.

For a Convenient Way to VIEW Proxy Materials
– and –
VOTE Online go to: www.proxydocs.com/PLNT

Proxy Materials Available to View or Receive:

1. Annual Report

2. Proxy Statement

Printed materials may be requested by one of the following methods:

INTERNET www.investorelections.com/PLNT	TELEPHONE (866) 648-8133		*E-MAIL paper@investorelections.com
You must use the 12 digit control number located in the shaded gray box below.		*

If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

Planet Fitness, Inc., Notice of Annual Meeting
Date:	Monday, April 29, 2019
Time:	2:00 p.m Eastern Time
Place:	Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199
Board of Directors Recommends a Vote FOR all the nominees listed in proposal 1 and FOR proposals 2 and 3.

1. To elect two directors to hold office until the 2022 Annual Meeting of Stockholders or until their successors are duly elected and qualified, subject to their earlier death, resignation or removal;

Nominees:	(01)	Craig Benson
	(02)	Cambria Dunaway

2. Ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2019; and

3. Approve, on an advisory basis, the compensation of the Company’s named executive officers.

Note: To transact any other business that may properly come before the annual meeting or any adjournment thereof.

Vote In-Person Instructions: While we encourage shareholders to vote by the means indicated above, a shareholder is entitled to vote in person at the Annual Meeting. If you wish to vote your shares at the Annual Meeting, please register with the Inspector of Elections at the desk marked “Shareholder Registration” at the entrance to receive a ballot. Proper photo ID is required. Ballots should be returned to the Inspector of Elections in order to be counted. Additionally, a shareholder who has submitted a proxy before the meeting, may revoke that proxy in person at the Annual Meeting.